UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1685

Name of Registrant: Vanguard Morgan Growth Fund

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2003 - March 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R)  MORGAN(TM)  GROWTH FUND

MARCH 31, 2004

[GRAPHIC]

SEMIANNUAL REPORT

THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

1  LETTER FROM THE CHAIRMAN
5  FUND PROFILE
6  GLOSSARY OF INVESTMENT TERMS
7  PERFORMANCE SUMMARY
8  ABOUT YOUR FUND'S EXPENSES
10 FINANCIAL STATEMENTS
23 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY

          * The Investor Shares of Vanguard Morgan Growth Fund returned 14.8% during the six months ended March 31, 2004.

          * Superior stock selection helped the fund to outpace the benchmark index and the average competing fund.

          * The market rebound that began in 2003 continued through the semiannual period. Smaller-capitalization stocks again outpaced large-caps, but-- reversing an earlier pattern--value stocks outperformed growth stocks.
 -------------------------------------------------------------------------------

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

--------------------------------------------------------------------------------
                    LETTER FROM THE CHAIRMAN

Fellow  Shareholder,

The remarkable stock rally that began last year continued through the first half of Vanguard Morgan Growth Fund's 2004 fiscal year. The fund's Investor Shares returned 14.8% during the six months ended March 31, 2004.

[PICTURES OF JOHN J BRENNAN]

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------
VANGUARD MORGAN GROWTH FUND
  Investor Shares                                                          14.8%
  Admiral Shares                                                           14.9
Russell 3000 Growth Index                                                  11.8
Average Multi-Cap Growth Fund*                                             13.7
Wilshire 5000 Index                                                        15.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

This result bested the returns of the average multi-cap growth fund and the benchmark index, the Russell 3000 Growth Index. Superior stock selection by the fund's investment advisors in several key sectors helped relative performance.

The adjacent table shows total returns (capital change plus reinvested distributions) for the fund and its comparative standards. The return of the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index, is also shown as a reference. For details on changes in the fund's net asset value and distributions during the period, please see the table on page 4.

SMALL STOCKS LED THE WAY

The U.S. stock market's nearly yearlong rally continued through the six months. Gains were broad-based and were especially powerful among small-capitalization stocks. While the overall equity market, as represented by the Wilshire 5000 Index, gained 15.3% during the fiscal half-year, the small stocks represented by the Russell 2000 Index returned 21.7%, a pattern of relative performance that is fairly typical of the early stages of an economic expansion.

Although the economy emerged from recession more than two years ago, the recovery has been halting and lopsided, with remarkable

--------------------------------------------------------------------------------
ADMIRAL{TM}SHARES A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------
strength in housing and consumer spending, for example, but persistent weakness in corporate investment, manufacturing, and the labor markets. During the past six months, however, economic reports began to validate the stock market's optimism, indicating robust economic growth, a pickup in manufacturing, and signs of improvement in employment.

International stocks also generated excellent six-month returns. Respectable gains in markets throughout Europe, Asia, and Latin America were enhanced for U.S.-based investors by the dollar's sharp decline relative to most currencies.

BONDS' RETURNS REFLECTED THEIR YIELDS
--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2004
                                                    ____________________________
                                                     SIX         ONE        FIVE
                                                  MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    14.4%       36.4%       -0.6%
Russell 2000 Index (Small-caps)                    21.7        63.8         9.7
Wilshire 5000 Index (Entire market)                15.3        39.4         0.2
MSCI All Country World Index
  ex USA (International)                           22.8        59.9         2.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         3.0%        5.4%        7.3%
 (Broad taxable market)
Lehman Municipal Bond Index                         3.1         5.9         6.0
Citigroup 3-Month Treasury Bill Index               0.5         1.0         3.3
================================================================================
CPI
Consumer Price Index                                1.2%        1.7%        2.6%
--------------------------------------------------------------------------------
*Annualized.

Interest rates declined toward 12-month lows, boosting bond prices, but much of the six-month return in the fixed income markets was generated by income. (As of March 31, the yield of the 10-year U.S. Treasury note stood at 3.84%, down 10 basis points--0.10 percentage point--from the start of the period.) Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.0%. In general, bonds issued by companies with shakier balance sheets outperformed better-quality credits as investors sought out higher-yielding securities. Short-term interest rates remained near generational lows.

STOCK SELECTION HELPED YOUR FUND TO OUTPACE BENCHMARKS

With value stocks outpacing growth issues, Vanguard Morgan Growth Fund slightly lagged the broad market during the fiscal half-year.

--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                               MARCH 31, 2004
--------------------------------------------------------------------------------

                                        $ MILLION                     PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management
  Company, llp                             $1,734                            37%
Franklin Portfolio
  Associates, LLC                           1,421                            31
Vanguard Quantitative
  Equity Group                              1,254                            27
Cash Investments*                             208                             5
--------------------------------------------------------------------------------
Total                                      $4,617                           100%
--------------------------------------------------------------------------------
*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.


However, the fund's return of 14.8% (14.9% for Admiral Shares) was still excellent in absolute terms, especially for a six-month period. The fund's performance was also solid in relative terms: It outpaced the Russell 3000 Growth Index by 3 percentage points and the return of its mutual fund peer group by about 1 percentage point.

Among the individual holdings that had the biggest impact on the fund's performance were technology companies such as Symantec and Red Hat, whose share prices rose 46.5% and 130.5%, respectively, during the six months. Even outside the technology sector, many of the fund's winners were stocks with a tech flavor--for example, International Game Technology and Yahoo!, both in the consumer discretionary group. Stock selection in the financial services, health care, and producer durables sectors also enhanced the fund's bottom line and helped us to outperform the benchmarks.

The fund also succeeded in steering clear of some of the market's notable weak performers. The following stocks either were absent or had a smaller weighting in the fund than in the benchmark index: General Electric (+3.7% return), Microsoft (-9.8%), Wyeth (-17.6%), and Intel (-1.0%). Escaping the drag of these modest or negative returns improved your fund's performance relative to its benchmark.

As you know, the fund employs three investment advisors, enhancing diversification through their differing management styles. The table above shows the assets managed by each as of March 31. Their skills, combined with Vanguard's low costs, have helped your fund to outpace its benchmarks, not just during the recent six months but also over the past decade. Of course, there will surely be periods when the fund will lag--as has happened occasionally in the past. In general, this has occurred during times when the most speculative stocks outpaced those with more moderate valuations, the kind favored by the
Morgan Growth's advisors. Over the long run, however, these occasional shortfalls have been insufficient to erase the positive impact of our low costs and our advisors' proven skills.

LEARNING FROM THE PAST

The past several years have provided a condensed version of a lifetime of investment experience: one of the greatest bull markets in modern history, followed by one of the worst bear markets for stocks, followed in turn by a truly remarkable rebound. Ebbs and flows are inevitable in the financial markets, but--as investors who weathered those years can attest--their timing and magnitude are unpredictable.

Because market movements are outside anyone's control, we have always urged investors to concentrate on the factors within their control. First, decide on an allocation among stock, bond, and short-term investments that is appropriate for your goals, time horizon, and risk tolerance. Second, choose diversified, low-cost mutual funds to fulfill that asset allocation. Finally, persevere with your investment plan, making changes only to reestablish your original allocation or to make thoughtful modifications as your goals or time horizon changes. Those who follow such a plan will never be at the top of the heap at any given moment, but they will never be at the bottom either.

In the end, reaching your financial objectives is the only important criterion for success, and following a diversified, balanced, low-cost approach provides the best odds of achieving those goals with fewer sleepless nights along the way.

Thank you for entrusting your hard-earned dollars to us.

Sincerely,



/S/JOHN J BRENNAN
JOHN J BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
APRIL 13, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2003-MARCH 31, 2004

                                                   DISTRIBUTIONS PER SHARE
                                                   -----------------------

                               STARTING          ENDING       INCOME     CAPITAL
                            SHARE PRICE     SHARE PRICE    DIVIDENDS       GAINS
--------------------------------------------------------------------------------
MORGAN GROWTH FUND

  Investor Shares                $13.34          $15.27       $0.040      $0.000
  Admiral Shares                  41.40           47.38        0.188       0.000
--------------------------------------------------------------------------------

As of 3/31/2004

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 6.

MORGAN GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                         COMPARATIVE       BROAD
                                         FUND                 INDEX*     INDEX**
--------------------------------------------------------------------------------
Number of Stocks                          306                  1,863       5,157
Median Market Cap                      $12.7B                 $43.8B      $27.1B
Price/Earnings Ratio                    26.8x                  27.4x       23.7x
Price/Book Ratio                         3.7x                   4.4x        3.0x
Yield                                                           1.0%        1.5%
  Investor Shares                        0.4%
  Admiral Shares                         0.5%
Return on Equity                        19.1%                  23.2%       15.7%
Earnings Growth Rate                    15.8%                  11.5%        5.5%
Foreign Holdings                         6.9%                   0.0%        0.9%
Turnover Rate                            84%+                     --          --
Expense Ratio                                                     --          --
  Investor Shares                      0.47%+
  Admiral Shares                       0.30%+
Short-Term Reserves                        1%                     --          --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS (% of total net assets)

Microsoft Corp.                                                             2.2%
(software)
American International Group, Inc.                                          1.6
(insurance)
Symantec Corp.                                                              1.6
(computer software)
Pfizer Inc.                                                                 1.3
(pharmaceuticals)
Yahoo! Inc.                                                                 1.3
(media)
Cisco Systems, Inc.                                                         1.2
(computer hardware)
Eli Lilly & Co.                                                             1.2
(pharmaceuticals)
AstraZeneca Group PLC ADR                                                   1.2
(pharmaceuticals)
eBay Inc.                                                                   1.1
(business services)
Forest Laboratories, Inc.                                                   1.0
(pharmaceuticals)
--------------------------------------------------------------------------------
Top Ten                                                                    13.7
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                               COMPARATIVE                 BROAD
                                     FUND           INDEX*      FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                            0.97          1.00         0.96        1.00
Beta                                 0.94          1.00         1.08        1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT FOCUS

        MARKET CAP     LARGE
        STYLE          GROWTH
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

                                                         COMPARATIVE       BROAD
                                               FUND           INDEX*     INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                            1%               2%          3%
Consumer Discretionary                          22               18          16
Consumer Staples                                 4                8           7
Financial Services                              14               11          24
Health Care                                     18               24          13
Integrated Oils                                  0                0           4
Other Energy                                     2                1           3
Materials & Processing                           2                2           4
Producer Durables                                5                4           4
Technology                                      27               22          14
Utilities                                        3                2           7
Other                                            1                6           1
--------------------------------------------------------------------------------
Short-Term Reserves                              1%               --          --
--------------------------------------------------------------------------------
Visit our  website at  Vanguard.com  for  regularly  updated  fund  information.

*Russell 3000 Growth Index.
**Wilshire 5000 Index.
+Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
AS OF 3/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

MORGAN GROWTH FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-MARCH 31, 2004

FISCAL YEAR              MORGAN GROWTH FUND                   RUSSELL 3000
                           INVESTOR SHARES                    GROWTH INDEX

1994                               0.9                               5.4
1995                              32.3                              31.8
1996                              20.1                              20.5
1997                              37.1                              35.1
1998                              -3.0                               7.3
1999                              37.1                              34.7
2000                              24.8                              23.9
2001                             -35.6                             -45.4
2002                             -17.0                             -22.2
2003                              27.6                              26.9
2004*                             14.8                              11.8
--------------------------------------------------------------------------------
*Six months ended March 31, 2004.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

                                                              TEN YEARS
                                           ONE  FIVE  --------------------------
                        INCEPTION DATE    YEAR YEARS CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------

Morgan Growth Fund
  Investor Shares           12/31/1968  39.20% 0.38%  10.52%     0.81%    11.33%
  Admiral Shares             5/14/2001  39.40  1.33*     --        --        --
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2004

                                                       ENDING           EXPENSES
                             ACCOUNT VALUE      ACCOUNT VALUE        PAID DURING
MORGAN GROWTH FUND               9/30/2003          3/31/2004            PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Shares                     $1,000             $1,148              $2.47
Admiral Shares                       1,000              1,150               1.61
HYPOTHETICAL 5% RETURN
Investor Shares                     $1,000             $1,048              $2.35
Admiral Shares                       1,000              1,049               1.54
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP

                                                                         AVERAGE
                                        INVESTOR       ADMIRAL         MULTI-CAP
                                          SHARES        SHARES       GROWTH FUND
--------------------------------------------------------------------------------
Morgan Growth Fund                         0.47%         0.30%            1.71%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.


The calculations assume no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

FINANCIAL STATEMENTS (UNAUDITED)
AS OF 3/31/2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                   MARKET VALUE*
MORGAN GROWTH FUND                                      SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.0%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.0%)
  Canadian National Railway Co.                        513,450            20,194
  United Parcel Service, Inc.                          127,900             8,933
  Tidewater Inc.                                       284,100             7,992
  FedEx Corp.                                           67,400             5,066
  Harley-Davidson, Inc.                                 49,300             2,630
  Southwest Airlines Co.                               166,100             2,360
                                                                       ---------
                                                                          47,175
                                                                       ---------
CONSUMER DISCRETIONARY (21.2%)
  ADVERTISING AGENCIES (0.4%)
  Omnicom Group Inc.                                   133,400            10,705
* Lamar Advertising Co. Class A                        210,000             8,446

  CABLE TELEVISION SERVICES (1.2%)
* Liberty Media Corp.                                2,523,100            27,628
  British Sky Broadcasting PLC                       1,650,000            20,575
* EchoStar Communications Corp.
   Class A                                             261,300             8,558

  CASINOS & GAMBLING (2.0%)
  International Game Technology                        863,200            38,810
  Mandalay Resort Group                                518,700            29,701
  Harrah's Entertainment, Inc.                         331,200            18,180
* MGM Mirage, Inc.                                     100,700             4,566

  COMMUNICATIONS & MEDIA (0.2%)
* Time Warner, Inc.                                    486,300             8,199

  CONSUMER ELECTRONICS (2.1%)
* Yahoo! Inc.                                        1,258,100            61,132
* Electronic Arts Inc.                                 587,800            31,718
  Harman International
    Industries, Inc.                                    17,200             1,369

  CONSUMER PRODUCTS (0.2%)
  Gillette Co.                                         225,400             8,813

  COSMETICS (0.1%)
  Estee Lauder Cos. Class A                             94,200             4,177

  EDUCATION--SERVICES (1.0%)
* Apollo Group, Inc. Class A                           423,100            36,433
* University of Phoenix                                 77,100             6,709
* Career Education Corp.                                40,000             2,266

  ENTERTAINMENT (0.5%)
  Viacom Inc. Class B                                  448,300            17,578
* Fox Entertainment Group, Inc.
    Class A                                            112,600             3,051
  Regal Entertainment Group
    Class A                                            111,200             2,444
* Pixar, Inc.                                            5,200               335

--------------------------------------------------------------------------------
                                                                   MARKET VALUE*
MORGAN GROWTH FUND                                      SHARES             (000)
--------------------------------------------------------------------------------
  HOUSEHOLD EQUIPMENT & PRODUCTS (0.4%)
  Black & Decker Corp.                                 354,200            20,168

  MISCELLANEOUS BUSINESS &
  Consumer Discretionary (0.2%)
* Techtronic Industries Co., Ltd.                    2,304,000             7,482

  PUBLISHING--MISCELLANEOUS (0.3%)
  The McGraw-Hill Cos., Inc.                            95,400             7,264
  Meredith Corp.                                        60,100             3,039
  John Wiley & Sons Class A                             76,000             2,275

  RADIO & TELEVISION BROADCASTERS (1.4%)
* Univision Communications Inc.                        625,000            20,631
* XM Satellite Radio Holdings, Inc.                    575,000            16,100
* Entercom Communications Corp.                        270,000            12,223
* Citadel Broadcasting Corp.                           462,700             8,074
  Clear Channel
   Communications, Inc.                                122,700             5,196
* DirecTV Group, Inc.                                  158,122             2,432
* Radio One, Inc. Class D                               18,400               340

  RENT LEASE SERVICES--CONSUMER (0.3%)
* Rent-A-Center, Inc.                                  448,650            14,801

  RESTAURANTS (1.3%)
* Yum! Brands, Inc.                                    781,600            29,693
  CBRL Group, Inc.                                     330,000            13,081
  Outback Steakhouse                                   233,800            11,386
  Wendy's International, Inc.                          163,800             6,665
* Starbucks Corp.                                       33,100             1,250

  RETAIL (7.1%)
  Wal-Mart Stores, Inc.                                666,100            39,760
* Staples, Inc.                                      1,519,200            38,573
  Lowe's Cos., Inc.                                    493,600            27,706
* Advance Auto Parts, Inc.                             641,900            26,106
  CDW Corp.                                            375,300            25,374
  RadioShack Corp.                                     670,300            22,227
  Home Depot, Inc.                                     569,900            21,291
* AutoZone Inc.                                        212,700            18,286
  Dollar General Corp.                                 787,200            15,114
  Best Buy Co., Inc.                                   244,400            12,640
  PETsMART, Inc.                                       436,100            11,888
* Barnes & Noble, Inc.                                 289,700             9,444
  Target Corp.                                         205,400             9,251
* BJ's Wholesale Club, Inc.                            350,000             8,908
  Foot Locker, Inc.                                    300,300             7,748
  The Gap, Inc.                                        333,400             7,308
* Bed Bath & Beyond, Inc.                              144,900             6,051
* Chico's FAS, Inc.                                    126,500             5,870
* Costco Wholesale Corp.                               117,600             4,417
  Claire's Stores, Inc.                                187,900             3,916
* Amazon.com, Inc.                                      68,200             2,952
* Kohl's Corp.                                          56,900             2,750
  Michaels Stores, Inc.                                 15,700               763

  SERVICES--COMMERCIAL (2.1%)
* eBay Inc.                                            737,500            51,131
  Cendant Corp.                                        589,900            14,388
* InterActiveCorp                                      276,300             8,728
* Getty Images, Inc.                                   141,900             7,660
* Monster Worldwide Inc.                               165,900             4,347
  Aramark Corp. Class B                                154,200             4,227
* Allied Waste Industries, Inc.                        281,300             3,744
* Convergys Corp.                                      227,400             3,456

  TEXTILES & APPAREL MANUFACTURING
* Coach, Inc.                                           40,400             1,656

  TOYS (0.4%)
  Mattel, Inc.                                         660,500            12,180
* Marvel Enterprises Inc.                              358,950             6,888
  Hasbro, Inc.                                          63,500             1,381
                                                                         -------
                                                                         981,622
                                                                         -------
CONSUMER STAPLES (4.0%)
  PepsiCo, Inc.                                        759,000            40,872
  The Procter & Gamble Co.                             292,100            30,635
  Altria Group, Inc.                                   390,000            21,236
  Coca-Cola Enterprises, Inc.                          740,800            17,905
  The Coca-Cola Co.                                    337,900            16,996
  Hershey Foods Corp.                                  171,800            14,234
  Anheuser-Busch Cos., Inc.                            191,100             9,746
* Constellation Brands, Inc.
    Class A                                            252,600             8,108
  Walgreen Co.                                         222,300             7,325
  Colgate-Palmolive Co.                                120,800             6,656
  Sysco Corp.                                          151,800             5,928
  Brown-Forman Corp. Class B                            50,700             2,416
  The Clorox Co.                                        23,800             1,164
                                                                        --------
                                                                         183,221
                                                                        --------
FINANCIAL SERVICES (12.9%)
  American
   International Group, Inc.                         1,036,635            73,964
  ACE Ltd.                                             848,700            36,206
  UBS AG                                               462,100            34,422
  Fannie Mae                                           456,200            33,918
* Affiliated Computer
   Services, Inc. Class A                              648,300            33,647
  First Data Corp.                                     727,000            30,650
  Ambac Financial Group, Inc.                          413,100            30,479
* Fiserv, Inc.                                         773,700            27,675

  New York Community
    Bancorp, Inc.                                      693,698            23,780
  Citigroup, Inc.                                      426,587            22,055
  Doral Financial Corp.                                593,750            20,900
  Moody's Corp.                                        289,000            20,461
  SouthTrust Corp.                                     609,500            20,211
  Fidelity National Financial, Inc.                    395,782            15,673
* SunGard Data Systems, Inc.                           564,000            15,454
  Friedman, Billings,
    Ramsey Group, Inc.                                 546,200            14,742
  American Express Co.                                 272,200            14,114
  First Tennessee National Corp.                       293,000            13,976
  A.G. Edwards & Sons, Inc.                            302,600            11,838
  Federated Investors, Inc.                            336,400            10,573
  Capital One Financial Corp.                          105,800             7,980
  State Street Corp.                                   125,500             6,542
  MBNA Corp.                                           220,600             6,095
  Automatic Data Processing, Inc.                      139,400             5,855
  Countrywide Financial Corp.                           60,000             5,754
  H & R Block, Inc.                                    110,700             5,649
  Fifth Third Bancorp                                   97,200             5,382
* Ameritrade Holding Corp.                             288,400             4,441
  Synovus Financial Corp.                              176,000             4,303
  Dow Jones & Co., Inc.                                 89,500             4,288
  RenaissanceRe Holdings Ltd.                           81,700             4,248
  Progressive Corp. of Ohio                             47,100             4,126
* CheckFree Corp.                                      138,400             4,077
  Freddie Mac                                           67,500             3,987
  AFLAC Inc.                                            91,000             3,653
  SLM Corp.                                             84,800             3,549
* DST Systems, Inc.                                     73,800             3,347
* WellChoice Inc.                                       84,300             3,111
  Marsh & McLennan Cos., Inc.                           56,000             2,593
  Legg Mason Inc.                                       14,000             1,299
  Commerce Bancorp, Inc.                                16,500             1,087
  Franklin Resources Corp.                              17,300               963
  Investors Financial Services Corp.                    15,300               632
                                                                         -------
                                                                         597,699
                                                                         -------
HEALTH CARE (17.2%)
  Pfizer Inc.                                        1,767,340            61,945
  Eli Lilly & Co                                       830,200            55,540
  AstraZeneca Group PLC ADR                          1,138,300            53,193
* Forest Laboratories, Inc.                            670,100            47,993
* Caremark Rx, Inc.                                  1,350,866            44,916
  Johnson & Johnson                                    723,900            36,716
  Medtronic, Inc.                                      702,900            33,563
* Medco Health Solutions, Inc.                         976,200            33,191
* Coventry Health Care Inc.                            671,400            28,420
* Invitrogen Corp.                                     355,900            25,514
  Biomet, Inc.                                         598,200            22,947
* Cephalon, Inc.                                       399,900            22,918
  McKesson Corp.                                       754,900            22,715
  Aventis SA ADR                                       266,000            20,455
  Cardinal Health, Inc.                                286,300            19,726
* Pharmaceutical Resources, Inc.                       319,400            18,161
* Amgen, Inc.                                          292,700            17,026
* Henry Schein, Inc.                                   222,800            15,912
  Abbott Laboratories                                  380,000            15,618
* Genzyme Corp.-General Division                       319,800            15,043
  Beckman Coulter, Inc.                                260,800            14,224
  Guidant Corp.                                        205,600            13,029
  Universal Health Services
    Class B                                            275,500            12,692
* Chiron Corp.                                         250,000            11,003
  UnitedHealth Group Inc.                              167,000            10,761
* Barr Pharmaceuticals Inc.                            224,150            10,288
  C.R. Bard, Inc.                                      105,000            10,252
* Neurocrine Biosciences, Inc.                         160,000             9,456
  Shionogi & Co. Ltd.                                  525,000             9,275
* Health Net Inc.                                      339,500             8,464
* WellPoint Health Networks Inc.
    Class A                                             68,100             7,744
* Boston Scientific Corp.                              144,800             6,137
* Genentech, Inc.                                       54,800             5,799
  HCA Inc.                                             137,400             5,581
  DENTSPLY International Inc.                          124,900             5,537
* Gilead Sciences, Inc.                                 95,800             5,343
  Quest Diagnostics, Inc.                               62,500             5,177
  Mylan Laboratories, Inc.                             216,350             4,918
* Watson Pharmaceuticals, Inc.                         109,300             4,677
* Lincare Holdings, Inc.                               140,900             4,427
  Manor Care, Inc.                                     124,000             4,376
* Community Health Systems, Inc.                       146,500             4,077
  Allergan, Inc.                                        29,000             2,441
* Varian Medical Systems, Inc.                          24,100             2,080
* Laboratory Corp.
    of America Holdings                                 32,600             1,280
  Omnicare, Inc.                                        23,400             1,037
* IVAX Corp.                                            34,600               788
  AmerisourceBergen Corp.                               13,100               716
* Zimmer Holdings, Inc.                                  9,500               701
* Apogent Technologies Inc.                             22,300               684
* Biogen Idec Inc.                                       9,500               528
                                                                         -------
                                                                         795,004
                                                                         -------
INTEGRATED OILS
  Murphy Oil Corp.                                       8,100               510

OTHER ENERGY (1.4%)
  Chesapeake Energy Corp.                            1,267,600            16,986
  XTO Energy, Inc.                                     658,582            16,623
  Pogo Producing Co.                                   326,700            14,986
  Schlumberger Ltd.                                    138,500             8,843

--------------------------------------------------------------------------------
                                                                   MARKET VALUE*
MORGAN GROWTH FUND                                      SHARES             (000)
--------------------------------------------------------------------------------
  EOG Resources, Inc.                                  107,400             4,929
  Noble Energy, Inc.                                    56,000             2,638
* National-Oilwell, Inc.                                13,300               376
                                                                          ------
                                                                          65,381
                                                                          ------
MATERIALS & PROCESSING (1.6%)
  Freeport-McMoRan
    Copper & Gold, Inc. Class B                        605,500            23,669
* Energizer Holdings, Inc.                             329,600            15,389
  Sigma-Aldrich Corp.                                  245,400            13,580
  Smurfit-Stone Container Corp.                        496,000             8,725
  Newmont Mining Corp.
   (Holding Co.)                                       114,300             5,330
  Ball Corp.                                            73,600             4,989
* Phelps Dodge Corp.                                    32,000             2,613
  The St. Joe Co.                                        9,400               382
                                                                          ------
                                                                          74,677
PRODUCER DURABLES (5.3%)
* KLA-Tencor Corp.                                     655,000            32,979
* Lexmark International, Inc.                          281,600            25,907
  D. R. Horton, Inc.                                   701,350            24,849
* Polycom, Inc.                                      1,121,300            23,805
  Centex Corp.                                         285,600            15,440
  Pulte Homes, Inc.                                    240,800            13,388
  Lennar Corp. Class A                                 235,200            12,708
* American Tower Corp. Class A                       1,056,900            11,996
  American Power
    Conversion Corp.                                   500,000            11,505
* Applied Materials, Inc.                              393,300             8,409
* Thermo Electron Corp.                                289,700             8,193
  Cognex Corp.                                         230,900             7,677
* Crown Castle International Corp.                     594,700             7,511
* Xerox Corp.                                          408,000             5,945
  The Boeing Co.                                       131,300             5,392
  Rockwell Collins, Inc.                               161,107             5,093
  Danaher Corp.                                         54,100             5,051
  Illinois Tool Works, Inc.                             56,900             4,508
  Tektronix, Inc.                                      137,700             4,504
* LAM Research Corp.                                   170,000             4,286
* Alliant Techsystems, Inc.                             65,500             3,563
                                                                         -------
                                                                         242,709
                                                                         -------
TECHNOLOGY (25.3%)
  COMMUNICATIONS TECHNOLOGY (4.7%)
* Cisco Systems, Inc.                                2,391,600            56,250
* Corning, Inc.                                      2,721,600            30,427
  L-3 Communications Holdings, Inc.                    396,800            23,602
  Motorola, Inc.                                     1,055,068            18,569
* Research In Motion Ltd.                              190,000            17,729
  QUALCOMM Inc.                                        203,600            13,523
* UTStarcom, Inc.                                      427,000            12,281
  ADTRAN Inc.                                          370,000            11,111
  Harris Corp.                                         183,100             8,864
* Network Associates, Inc.                             450,000             8,100
* NCR Corp.                                             95,600             4,212
  Scientific-Atlanta, Inc.                             126,400             4,088
* Juniper Networks, Inc.                                95,000             2,471
* Avaya Inc.                                           152,000             2,414
* Foundry Networks, Inc.                               108,000             1,854
* Lucent Technologies, Inc.                            320,000             1,315

COMPUTER SERVICES
SOFTWARE & Systems (7.4%)
  Microsoft Corp.                                    4,077,600           101,818
* Symantec Corp.                                     1,557,400            72,108
* Intuit, Inc.                                         949,200            42,600
* Red Hat, Inc.                                      1,153,800            26,376
* Amdocs Ltd.                                          830,000            23,066
* Citrix Systems, Inc.                                 967,400            20,915
* Mercury Interactive Corp.                            340,000            15,232
* Oracle Corp.                                       1,010,800            12,140
* QLogic Corp.                                         260,500             8,599
  Adobe Systems, Inc.                                  171,500             6,762
* PeopleSoft, Inc.                                     336,726             6,226
* Veritas Software Corp.                               195,500             5,261

COMPUTER TECHNOLOGY (3.8%)
* EMC Corp.                                          2,869,800            39,058
* Dell Inc.                                          1,091,100            36,683
  International Business
    Machines Corp.                                     394,600            36,240
* SanDisk Corp.                                        855,000            24,256
* Western Digital Corp.                              1,340,500            15,054
* Network Appliance, Inc.                              650,000            13,943
* Storage Technology Corp.                             264,900             7,372
 Unisys Corp.                                          270,200             3,858
* Emulex Corp.                                          19,400               413
* Silicon Graphics, Inc.                                43,624               111

ELECTRONICS (1.0%)
(3) Samsung Electronics Co., Ltd.
      GDR                                              161,900            40,388
*     Sanmina-SCI Corp.                                430,600             4,741
*     Flextronics International Ltd.                    87,600             1,508

ELECTRONICS--
SEMICONDUCTORS/COMPONENTS (7.4%)
  Analog Devices, Inc.                                 972,400            46,685
  Intel Corp.                                        1,530,400            41,627
* Altera Corp.                                       1,711,300            34,996
* Broadcom Corp.                                       671,400            26,299
* Marvell Technology Group Ltd.                        575,600            25,931
* National Semiconductor Corp.                         577,300            25,649
* Taiwan Semiconductor
   Manufacturing Co., Ltd.                          13,485,800            24,556

--------------------------------------------------------------------------------
                                                                   MARKET VALUE*
MORGAN GROWTH FUND                                      SHARES             (000)
--------------------------------------------------------------------------------
* Xilinx, Inc.                                         583,200            22,162
* Amkor Technology, Inc.                             1,203,500            17,607
  Microchip Technology, Inc.                           485,300            12,890
  Texas Instruments, Inc.                              404,900            11,831
  PerkinElmer, Inc.                                    517,400            10,705
* PMC Sierra Inc.                                      528,900             8,975
* Arrow Electronics, Inc.                              242,300             6,169
  Intersil Corp.                                       259,700             5,789
* Fairchild Semiconductor
   International, Inc.                                 180,000             4,325
* MEMC Electronic Materials, Inc.                      472,300             4,322
* Conexant Systems, Inc.                               699,689             4,310
* LSI Logic Corp.                                      265,400             2,479
* Micron Technology, Inc.                              130,700             2,184
* RF Micro Devices, Inc.                                41,300               349
  Maxim Integrated Products, Inc.                        6,700               316

ELECTRONICS--TECHNOLOGY (0.7%)
General Dynamics Corp.                                 367,400            32,820

SCIENTIFIC EQUIPMENT & Supplies (0.3%)
Applera Corp.-
  Applied Biosystems Group                             677,600            13,403
                                                                     -----------
                                                                       1,167,917
                                                                     -----------
UTILITIES (3.1%)
* Cox Communications, Inc.
    Class A                                          1,053,600            33,294
* NTL Inc.                                             365,400            21,723
  Kinder Morgan, Inc.                                  253,200            15,957
* Nextel Communications, Inc.                          605,300            14,969
* Comcast Corp. Special Class A                        480,900            13,407
  America Movil
    SA de CV Series L ADR                              325,000            12,561
* Comcast Corp. Class A                                337,500             9,700
* Nextel Partners, Inc.                                651,100             8,243
* AT&T Wireless Services Inc.                          547,200             7,447
* UnitedGlobalCom Inc. Class A                         364,117             3,091
* Citizens Communications Co.                           66,700               863
                                                                      ----------
                                                                         141,255
                                                                      ----------
OTHER (1.0%)
  SPX Corp.                                            581,900            26,465
  3M Co.                                               174,800            14,311
* Berkshire Hathaway Inc. Class B                        1,830             5,693
                                                                      ----------
                                                                          46,469
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $3,612,458)                                  4,343,639
--------------------------------------------------------------------------------
PREFERRED STOCK (0.7%)
--------------------------------------------------------------------------------
The News Corp. Ltd. Pfd. ADR
  (Cost $28,512)                                     1,020,000            32,344
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (7.0%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts--
  Total Stock Market                                   194,400            21,244

                                                   FACE AMOUNT
                                                         (000)
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)   1.02%, 4/7/2004                                 $ 10,000             9,998
(2)   1.00%, 4/14/2004                                   5,000             4,998

REPURCHASE AGREEMENTS
UBS Securities LLC
  1.00%, 4/1/2004                                       42,923            42,923
  (Dated 3/31/2004,
  Repurchase Value $42,924,000,
  collateralized by U.S. Treasury Bond,
  6.125%, 11/15/2027)
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.04%, 4/1/2004                                      161,791           161,791
  1.04%, 4/1/2004--Note G                               80,850            80,850
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
 (Cost $321,178)                                                         321,804
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
 (COST $3,962,148)                                                     4,697,787
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      30,983
Liabilities--Note G                                                    (111,427)
                                                                       ---------
                                                                        (80,444)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $4,617,343
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 98.4% and 2.6%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $14,996,000 have been segregated as initial margin for open futures contracts.
(3)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the value of this security represented 0.9% of net assets.
ADR--American Depositary Receipt.
GDR--Global Depository Receipt.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $4,763,947
Overdistributed Net Investment Income                                    (2,205)
Accumulated Net Realized Losses                                        (881,062)
Unrealized Appreciation
  Investment Securities                                                  735,639
  Futures Contracts                                                        1,024
--------------------------------------------------------------------------------
NET ASSETS                                                            $4,617,343
================================================================================

Investor Shares--Net Assets
Applicable to 265,690,534 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $4,058,274
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                               $15.27
================================================================================

Admiral Shares--Net Assets
Applicable to 11,799,505 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $559,069
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                           $47.38
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.
--------------------------------------------------------------------------------
                                                              MORGAN GROWTH FUND
                                                 SIX MONTHS ENDED MARCH 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 13,010
  Interest                                                                 1,207
  Security Lending                                                           108
--------------------------------------------------------------------------------
  Total Income                                                            14,325
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                                2,123
  Performance Adjustment                                                     418
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                        6,295
    Admiral Shares                                                           393
  Marketing and Distribution
    Investor Shares                                                          228
    Admiral Shares                                                            30
Custodian Fees                                                                34
Shareholders' Reports
    Investor Shares                                                           61
    Admiral Shares                                                            --
Trustees' Fees and Expenses                                                    2
--------------------------------------------------------------------------------
  Total Expenses                                                           9,584
  Expenses Paid Indirectly--Note D                                         (605)
--------------------------------------------------------------------------------
  Net Expenses                                                             8,979
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      5,346
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             242,177
  Futures Contracts                                                       15,798
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 257,975
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  294,729
  Futures Contracts                                                        4,439
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         299,168
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $562,489
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.
--------------------------------------------------------------------------------
                                                            MORGAN GROWTH FUND
                                                          ----------------------
                                                       SIX MONTHS          YEAR
                                                            ENDED         ENDED
                                                    MAR. 31, 2004 SEPT. 30, 2003
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                   $ 5,346       $ 10,216
  Realized Net Gain (Loss)                                257,975         51,607
  Change in Unrealized Appreciation (Depreciation)        299,168        706,395
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         562,489        768,218
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                                        (10,102)        (9,196)
  Admiral Shares                                          (1,963)        (1,363)
Realized Capital Gain
  Investor Shares                                              --             --
  Admiral Shares                                               --             --
--------------------------------------------------------------------------------
  Total Distributions                                    (12,065)       (10,559)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                         239,404        274,295
  Admiral Shares                                          107,965         72,897
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share              347,369        347,192
    Transactions
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               897,793      1,104,851
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                  3,719,550      2,614,699
--------------------------------------------------------------------------------
   End of Period                                       $4,617,343     $3,719,550
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

MORGAN GROWTH FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                     SIX MONTHS      YEAR ENDED         JAN. 1,         YEAR ENDED
                                          ENDED     SEPTEMBER 30,      2001, TO        DECEMBER 31,
FOR A SHARE OUTSTANDING                MAR. 31, ---------------------  SEPT. 30 --------------------------
THROUGHOUT EACH PERIOD                     2004      2003      2002       2001*    2000     1999      1998
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $13.34    $10.49    $12.71      $17.08  $22.92   $19.72    $17.54
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                     .02       .04      .049         .06     .16      .14       .18
  Net Realized and Unrealized Gain (Loss)
    on Investments                         1.95      2.85   (2.194)      (4.38)  (2.90)     6.29      3.61
----------------------------------------------------------------------------------------------------------
 Total from Investment Operations          1.97      2.89   (2.145)      (4.32)  (2.74)     6.43      3.79
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income    (.04)     (.04)    (.075)          --   (.15)    (.15)     (.18)
  Distributions from Realized Capital Gains  --        --        --       (.05)  (2.95)   (3.08)    (1.43)
----------------------------------------------------------------------------------------------------------
 Total Distributions                      (.04)     (.04)    (.075)       (.05)  (3.10)   (3.23)    (1.61)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $15.27    $13.34    $10.49      $12.71  $17.08   $22.92    $19.72
==========================================================================================================
TOTAL RETURN                             14.78%    27.62%   -17.04%     -25.33% -12.51%   34.10%    22.26%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)     $4,058    $3,329$   $2,369      $3,066  $4,661   $5,066    $3,555
Ratio of Total Expenses to
  Average Net Assets**                   0.47%+     0.50%     0.48%      0.43%+   0.40%    0.42%     0.44%
Ratio of Net Investment Income to
  Average Net Assets                     0.23%+     0.31%     0.37%      0.49%+   0.73%    0.71%     0.96%
Portfolio Turnover Rate                    84%+       91%      104%         53%     94%      65%       81%
==========================================================================================================
*The fund's fiscal year-end  changed from December 31 to September 30, effective
September 30, 2001.
**Includes  performance based investment  advisory fee increases  (decreases) of
0.02%, 0.00%, 0.00%, 0.02%, (0.01%), 0.00%, and 0.01%.
+Annualized.

MORGAN GROWTH FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------
                                                 SIX MONTHS         YEAR ENDED
                                                      ENDED      SEPTEMBER 30,     MAY 14* TO
                                                   MAR. 31,     --------------      SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2004    2003       2002         2001**
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $41.40  $32.58     $39.44         $50.00
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .095     .17        .20            .12
  Net Realized and Unrealized Gain (Loss)
     on Investments                                   6.073    8.83     (6.79)        (10.68)
---------------------------------------------------------------------------------------------
    Total from Investment Operations                  6.168    9.00     (6.59)        (10.56)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               (.188)   (.18)      (.27)             --
  Distributions from Realized Capital Gains              --      --         --             --
---------------------------------------------------------------------------------------------
    Total Distributions                              (.188)   (.18)      (.27)             --
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $47.38  $41.40     $32.58         $39.44
=============================================================================================
TOTAL RETURN                                         14.92%  27.73%    -16.90%        -21.12%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $559    $390       $246           $267
  Ratio of Total Expenses to Average Net Assets+    0.30%++   0.36%      0.36%        0.36%++
  Ratio of Net Investment Income to Average Net     0,40%++    .45%      0.49%        0.56%++
  Portfolio Turnover Rate                             84%++     91%       104%            53%
=============================================================================================
*Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective
September 30, 2001.
+Includes  performance  based investment  advisory fee increases  (decreases) of
0.02%, 0.00%, 0.00%, and 0.02%.
++Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Franklin Portfolio Associates, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Growth Fund Stock Index, an index of the equity holdings of the largest growth stock mutual funds, for periods prior to September 1, 2002, and their new benchmarks, the Russell 3000 Growth Index for Wellington Management Company, llp, and the Russell Midcap Growth Index for Franklin Portfolio Associates, LLC, beginning September 1, 2002. Both benchmark changes will be fully phased in by September 2005.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $346,000 for the six months ended March 31, 2004.

For the six months ended March 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund's average net assets, before an increase of $418,000 (0.02%) based on performance

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2004, the fund had contributed capital of $673,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.67% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2004, these arrangements reduced the fund's expenses by $605,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2003, the fund had available realized losses of $1,142,454,000 to offset future net capital gains of $786,337,000 through September 30, 2010, and $356,117,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2004, net unrealized appreciation of investment securities for tax purposes was $735,639,000, consisting of unrealized gains of $832,842,000 on securities that had risen in value since their purchase and $97,203,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2004, the aggregate settlement value of open futures contracts expiring in June 2004 and the related unrealized appreciation were:
--------------------------------------------------------------------------------
                                                                (000)
                                                      --------------------------
                                                  AGGREGATE           UNREALIZED
                                  NUMBER OF      SETTLEMENT         APPRECIATION
FUTURES CONTRACTS            LONG CONTRACTS           VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                           446        $125,426                 $373
S&P MidCap 400 Index                     70          21,123                  261
E-mini S&P 500 Index                    558          31,385                  390
--------------------------------------------------------------------------------
Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the six months ended March 31, 2004, the fund purchased $2,053,774,000 of investment securities and sold $1,693,710,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2004, was $79,768,000, for which the fund held cash collateral of $80,850,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                     MARCH 31, 2004          SEPTEMBER 30, 2003
                                                -------------------         -------------------
                                               AMOUNT        SHARES         AMOUNT       SHARES
                                                (000)         (000)          (000)        (000)
-----------------------------------------------------------------------------------------------
Investor Shares
  Issued                                     $432,322        29,102       $584,982       50,131
  Issued in Lieu of Cash Distributions          9,743           672          8,854          786
Redeemed                                    (202,661)      (13,659)      (319,541)     (27,088)
  Net Increase (Decrease)--Investor Shares    239,404        16,115        274,295       23,829
Admiral Shares
  Issued                                      124,370         2,727        107,923        2,849
  Issued in Lieu of Cash Distributions          1,611            36          1,265           36
Redeemed                                     (18,016)         (389)       (36,291)      (1,004)
                                            ---------------------------------------------------
Net Increase (Decrease)--Admiral Shares       107,965         2,374         72,897        1,881
-----------------------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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control of your own  investments.  Vanguard.com  was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

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               college education-- by using our planning tools.

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                                       23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

---------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

---------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Morgan, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
WWW.VANGUARD.COM

FUND INFORMATION
1-800-662-7447

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1-800-662-2739

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TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q262 052004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD MORGAN GROWTH FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD MORGAN GROWTH FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

       VANGUARD MORGAN GROWTH FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  May 10, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.